SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report :  September 18, 2000

(Date of earliest event reported)

Commission File No.:   333-37717

GMAC Commercial Mortgage Securities, Inc.,
Mortgage Pass-Through Certificates
Series 2000-C2
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

52-2242952
52-2242953
52-2242954
(I.R.S. Employer Identification No.)

c/o Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                              21044
(Address of principal executive offices)                    (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On September 18, 2000 distribution was made to holders of GMAC Commercial Mortgage Securities Inc., Mortgage Pass-Through
Certificates, Series 2000-C2


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1) Monthly report distributed to holders of GMAC Commercial Mortgage
          Securities Inc., Series 2000-C2, relating to the
          September 18, 2000 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   GMAC Commercial Mortgage Securities Inc.,
                      Mortgage Pass-Through Certificates
                               Series 2000-C2


              By:   Wells Fargo Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: September 18, 2000


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)  Monthly report distributed to holders of GMAC Commercial Mortgage
           Securities Inc., Series 2000-C2, relating to the September 18, 2000 distribution.